Exhibit 99.2


                      [LETTERHEAD OF DELOITTE TOUCHE LLP]

November 22, 1999

Mr. Thomas V. Geimer
Chief Executive Officer and Chief Financial Officer
Accelr8 Technology Corporation
Denver, Colorado 80203

Dear Mr. Geimer:

This is to confirm that the client-auditor relationship between Accelr8 Technology Corporation (Commission File No. 01-10485) and Deloitte & Touche LLP has ceased.

Yours truly,

/s/ Deloitte & Touche LLP

cc:      Office of the Chief Accountant
         SECPS Letter File
         Securities and Exchange Commission
         Mail Stop 11-3
         450 5th Street, N.W.
         Washington, D.C. 20549


Accelr8 Technology Corporation         5        Form 8-K (Change of Accountants)